D O D G E & C O X                               D O D G E & C O X
-----------------                               -----------------
   Stock Fund                                      Stock Fund
                                                Established 1965


  Investment Managers                           -----------------
      Dodge & Cox
   One Sansome Street                           -----------------
      35th Floor
San Francisco, California
       94104-4405
    (415) 981-1710

For Fund literature and
information, please visit the
Funds' web site at:

   www.dodgeandcox.com

    or write or call:

    Dodge & Cox Funds
        c/o BFDS
     P.O. Box 9051
        Boston
Massachusetts 02205-9051
     (800) 621-3979
-----------------

   This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                       Third Quarter Report
in the Fund unless it is                        September 30, 1998
accompanied by an effective
prospectus.                                           1998
-----------------                               -----------------
                                                -----------------
                                                -----------------

Printed on recycled paper.
9/98 SF QR

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund had a total return of -14.3% for the quarter ended September 30, 1998 and -7.0% for the first nine months of 1998. This compared to returns of -9.9% and +6.0% for the Standard & Poor's 500 (S&P 500) Index over the same respective time periods. Longer term results of the Fund appear on page three of this report. On September 30, total net assets in the Fund were just under $4.0 billion with approximately 96% of these assets invested in stocks and 4% invested in cash equivalents.

As can be seen from the results above, this has been a difficult period for the Stock Fund. Recent months have been a time of unprecedented developments: global economies continue unsettled and the U.S. equity market has been volatile in the face of this global uncertainty. In this context, investment returns of the Stock Fund have been disappointing, particularly when compared with the return of the S&P 500.

Return Disparities in the S&P 500

In this environment of continually shifting expectations, it is no surprise that the stock market has been unusually volatile. Furthermore, while the return for the S&P 500 remains positive for the first nine months of the year, the aggregate return was generated in an unusual way, relative to most prior historical periods:

     . Strong investment returns were concentrated in a very narrow group of large, high-profile companies. More than ninety percent of the S&P 500's total return came from ten companies alone, which on average had price increases of 74% for the nine month period ended September 30. Most of these companies have two things in common: they are viewed by many investors as relatively "safe" from an economic slowdown, and they already had high valuations even at the start of the year. As the global situation became increasingly unstable, these high value stocks rose to even higher relative prices.

     . Conversely, stock prices were weak for a broad number of companies, as the remaining 490 companies in the S&P 500 had an average price decline of about 4% for the same period. Companies with exposure to global markets were particularly weak and industrial commodities, capital goods and energy companies underperformed the market averages, in some cases by a wide margin.

The negative performance of the Fund clearly reflects this disparity in investment results. If one did not own the "top ten" stocks, portfolio returns were probably disappointing when compared with the S&P 500. Consistent with our longstanding "price-disciplined" approach, we have not invested in higher valuation companies. We continue to be skeptical that these companies can maintain their rapid growth and high profitability to the degree that other investors appear to expect. In spite of the fact that many of these stocks have performed strongly in the recent period, we continue to believe that more attractive long-term value lies elsewhere.

Our Investment Discipline:  Staying the Course

Without doubt, it is in times of uncertainty and pessimism that one can find the bargains that become the critical ingredients to future investment performance. At this time, we believe it is essential to stay with our long-established investment philosophy. Using a research-driven approach to stock selection, combined with our longstanding price discipline, Dodge & Cox remains focused on the lower valuation areas of the equity market. We seek to make long-term investments in companies with durable business franchises. "Durable" has a number of elements. We evaluate the importance of a company in its area of expertise, the strength of its financial condition and the strategies of its management team. We analyze the external environment faced by the company: the secular and cyclical demand for its products or services, the nature of the competition and the structure of its industry. We research carefully, talking with company management, consultants and competitors. We want to invest in a company at a time when its stock price reflects more pessimistic expectations on the part of other investors, but when, based on our independent research, we see the potential for a positive earnings surprise over the next three to four years. In other words, we find opportunity when our long-term outlook for the company is brighter than other investors are willing to acknowledge and incorporate into its stock price. Which are those companies now?

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

--------------------------------------------------------------------------------
Current Portfolio Strategy

A diverse and critical part of the economic landscape consists of basic providers to the global infrastructure, such as industrial commodities, energy and machinery producers. These companies have suffered from the recessions in Asia and the near-term financial impact is real. The companies' stock prices already reflect investor concerns about the prospect of slowing growth and declining earnings. Yet we believe that the depressed valuations of many of these companies now reflect an overly pessimistic view of their long-term profit potential. During 1998, we have gradually increased the Fund's holdings in these industries--both adding to existing positions as well as purchasing new commitments. The Fund is invested in companies which are financially strong and dominant in their business sectors--companies such as Alcoa, Dow Chemical, Federal Express, Deere and others--yet which have relatively low valuations. These are companies which meet the criteria of our disciplined investment approach and which we believe offer attractive investment opportunity over the long term. We are reminded of the quote from the flyleaf of Graham & Dodd's classic book on investing, Security Analysis:
                                              -----------------

"Many shall be restored that are now fallen and many shall fall that now are in honor."
     Horace--Ars Poetica.

Volatility in Finance Sector

We are also beginning to find more attractive values in financial services. In the midst of weak global equity markets, stock prices in the finance sector have been hit particularly hard, as investors are concerned about exposure to foreign loans and hedge funds. For example, Citicorp (renamed Citigroup, after the completion of its merger with Travelers) was recently down more than 50% from its peak price earlier this year. As with the industrial companies, the short-term impact of the world financial turmoil is real. Yet we believe that the U.S. banking system is in strong enough shape to absorb the losses from Russian debt, hedge funds and other emerging market investments. In fact, after years of strong profits in the 1990s, most U.S. financial institutions have record amounts of equity capital. Some of these companies have virtually no exposure to foreign lending or emerging market trading, yet their stock prices are down significantly along with the others in the group. We believe that this dramatic and perhaps indiscriminate selling may be creating attractive opportunities in the finance area. During the most recent quarter, we took advantage of price weakness to add to the Fund's holdings in Republic New York and St. Paul Companies, and we are actively evaluating additional investment alternatives.

Conclusion

In closing, thank you for your continued investment in the Dodge & Cox Stock Fund. Our firm has been through similar periods of disappointing equity performance before, most recently 1990 - 1991. Our persistence and patience ultimately benefited our shareholders, creating competitive investment returns in the ensuing years. Of course, there can be no assurance that this will be repeated in the future. Although our convictions are being tested again, we believe that it is more important than ever to maintain our price discipline and long-term, research-based approach.

Please write or call with your questions and comments.

For the Board of Trustees,

/s/ Harry R. Hagey, Chairman          /s/ John A. Gunn, President
-----------------------------         -----------------------------
Harry R. Hagey, Chairman              John A. Gunn, President

October 30, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

Objective          The Fund's primary objective is to provide shareholders
                   with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund seeks to achieve these objectives by investing in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.


20 Years of Investment Performance                    through September 30, 1998
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                      Dodge & Cox      S & P 500
                                      Stock Fund         Index
                                      ----------       ---------
9/30/1978                               10,000          10,000
9/30/1979                               11,367          11,257
9/30/1980                               13,822          13,634
9/30/1981                               13,926          13,237
9/30/1982                               15,410          14,535
9/30/1983                               22,890          20,982
9/30/1984                               23,328          21,978
9/30/1985                               28,086          25,172
9/30/1986                               36,616          33,170
9/30/1987                               55,083          47,581
9/30/1988                               48,739          41,697
9/30/1989                               62,022          55,452
9/30/1990                               54,851          50,325
9/30/1991                               70,980          66,011
9/30/1992                               76,619          73,304
9/30/1993                               95,012          82,823
9/30/1994                              101,391          85,874
9/30/1995                              130,014         111,416
9/30/1996                              151,514         134,061
9/30/1997                              215,077         188,254
9/30/1998                              197,113         205,309

Average annual total return for
periods ended September 30, 1998         1 Year       5 Years       10 Years        20 Years
----------------------------------------------------------------------------------------------
Dodge & Cox Stock Fund                    -8.35%       15.71%        14.99%          16.08%
S&P 500 Index                              9.06        19.91         17.28           16.31

The chart covers the period from October 1, 1978 to September 30, 1998. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Stock (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund


Fund Information                                              September 30, 1998
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $85.65
Total Net Assets (millions)                                              $3,971
1997 Expense Ratio                                                        0.57%
1997 Portfolio Turnover                                                     19%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 20 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                   95.5%
Short-Term Investments:                                                    4.5%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                             75
Median Market Capitalization                                        7.0 billion
Price to Earnings Ratio*                                                  17.5x
Price to Book Value                                                        2.5x
Foreign Stocks** (as percentage of Fund)                                    10%

Ten Largest Sectors                                                  % of Fund
--------------------------------------------------------------------------------
Energy                                                                     11.5
Electronics & Computer                                                      8.9
Banking                                                                     7.5
Consumer Products                                                           6.6
Electric & Gas Utilities                                                    6.4
Transportation                                                              5.9
Insurance & Financial Services                                              5.8
Capital Equipment                                                           5.8
Consumer Durables                                                           5.7
Retail & Distribution                                                       5.6

Ten Largest Stock Holdings                                            % of Fund
--------------------------------------------------------------------------------
Pharmacia & Upjohn                                                          2.8
Aluminum Co. of America                                                     2.7
General Motors                                                              2.7
Union Pacific                                                               2.6
Dow Chemical                                                                2.4
Amerada Hess                                                                2.2
Motorola                                                                    2.1
FDX Corp.                                                                   2.0
Kmart                                                                       2.0
News Corp.                                                                  1.9

 * Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
**  All U.S. Dollar-denominated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

Portfolio of Investments                                     September 30, 1998
--------------------------------------------------------------------------------
                                                             Percentage of Fund
COMMON STOCKS:                                                          93.5%

CONSUMER:                                                               20.2%
CONSUMER PRODUCTS:                                                       6.6%
 Sony Corp. ADR....................................................      1.7
 Matsushita Electric Industrial Co., Ltd. ADR......................      1.6
 Fort James Corp...................................................      1.6
 Dole Food Co., Inc................................................      0.9
 Bausch & Lomb, Inc................................................      0.8

CONSUMER DURABLES:                                                       5.7%
 General Motors Corp...............................................      2.7
 Ford Motor Co.....................................................      1.6
 Whirlpool Corp....................................................      1.4

RETAIL AND DISTRIBUTION:                                                 5.5%
 Kmart Corp........................................................      2.0
 Nordstrom, Inc....................................................      1.3
 Genuine Parts Co..................................................      1.2
 Dillard's, Inc. Class A...........................................      0.9
 Fleming Cos., Inc.................................................      0.1

MEDIA, PRINTING, AND ENTERTAINMENT:                                      2.4%
 R.R. Donnelley & Sons Co..........................................      1.8
 Dow Jones & Co....................................................      0.6

BASIC INDUSTRY:                                                         15.4%
PAPER AND FOREST PRODUCTS:                                               5.2%
 Weyerhaeuser Co...................................................      1.8
 International Paper Co............................................      1.7
 Champion International Corp.......................................      1.2
 Boise Cascade Corp................................................      0.5

METALS AND MINING:                                                       4.7%
 Aluminum Co. of America...........................................      2.7
 Rio Tinto Plc.....................................................      1.9
 Rio Tinto Limited.................................................      0.1

CHEMICALS:                                                               4.5%
 Dow Chemical Co...................................................      2.4
 Eastman Chemical Co...............................................      1.0
 Nalco Chemical Co.................................................      0.6
 Union Carbide Corp................................................      0.2
 Lubrizol Corp.....................................................      0.2
 NOVA Corp.........................................................      0.1

GENERAL MANUFACTURING:                                                   1.0%
 Archer Daniels Midland Co.........................................      1.0

FINANCE:                                                                13.3%
BANKING:                                                                 7.5%
 Citicorp..........................................................      1.9
 Republic New York Corp............................................      1.5
 Golden West Financial Corp........................................      1.5
 Norwest Corp......................................................      1.4
 BankAmerica Corp..................................................      1.2

INSURANCE AND FINANCIAL SERVICES:                                        5.8%
 The St. Paul Cos., Inc............................................      1.7
 Loews Corp........................................................      1.6
 American Express Co...............................................      1.5
 Chubb Corp........................................................      1.0

ENERGY:                                                                 11.5%
 Amerada Hess Corp.................................................      2.2
 Phillips Petroleum Co.............................................      1.7
 Occidental Petroleum Corp.........................................      1.7
 Chevron Corp......................................................      1.6
 Unocal Corp.......................................................      1.4
 Union Pacific Resources Group, Inc................................      1.2
 Royal Dutch Petroleum Co..........................................      0.9
 Baker Hughes, Inc.................................................      0.8

ELECTRONICS AND COMPUTER:                                                8.9%
 Motorola, Inc.....................................................      2.1
 Hewlett-Packard Co................................................      1.5
 International Business Machines Corp..............................      1.4
 Electronic Data Systems...........................................      1.4
 NCR Corp..........................................................      1.2
 National Semiconductor Corp.......................................      0.8
 Adobe Systems, Inc................................................      0.4
 Sybase, Inc.......................................................      0.1

ELECTRIC AND GAS UTILITIES:                                              6.4%
 Central & South West Corp.........................................      1.6
 Texas Utilities Co................................................      1.4
 FPL Group, Inc....................................................      1.3
 Wisconsin Energy Corp.............................................      1.0
 TransCanada PipeLines Ltd.........................................      0.7
 Edison International..............................................      0.4

TRANSPORTATION:                                                          5.9%
 Union Pacific Corp................................................      2.6
 FDX Corp..........................................................      2.0
 Canadian Pacific Ltd..............................................      1.3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund


Portfolio of Investments                                     September 30, 1998
--------------------------------------------------------------------------------
                                                             Percentage of Fund
COMMON STOCKS (Continued)
CAPITAL EQUIPMENT:                                                         5.8%
  Deere & Co. ......................................................       1.9
  Lockheed Martin Corp. ............................................       1.4
  Caterpillar, Inc. ................................................       1.3
  Fluor Corp. ......................................................       1.2

HEALTHCARE AND PHARMACEUTICAL:                                             3.4%
  Pharmacia & Upjohn, Inc. .........................................       2.8
  First Health Group Corp. .........................................       0.6

DIVERSIFIED TECHNOLOGY:                                                    2.7%
  Xerox Corp. ......................................................       1.0
  Corning, Inc. ....................................................       0.8
  Raychem Corp. ....................................................       0.6
  Unova, Inc. ......................................................       0.3

PREFERRED STOCKS:                                                         2.0%

CONSUMER:                                                                 2.0%
  News Corp. Ltd., Limited Voting Ordinary Shares ADR .............       1.9
  Kmart Financing I, 7 3/4% Trust Convertible Preferred ...........       0.1

SHORT-TERM INVESTMENTS:                                                   5.8%

OTHER ASSETS LESS LIABILITIES:                                           (1.3)%

TOTAL NET ASSETS:                                                        100.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Stock Fund

                 General Information
                 ---------------------------------------------------------------

Investment       Since 1930, Dodge & Cox has been providing professional
Manager          investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                 Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox
                 Balanced Fund and the Dodge & Cox Income Fund.

No-Load Fund     Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic        Shareholders may make regular monthly or quarterly
Investment Plan  investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan  Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50.

Reinvestment     Shareholders may direct that dividend and capital gains
Plan             distributions be reinvested in additional Fund shares.

                 The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.


--------------------------------------------------------------------------------

                          PREPARING FOR THE YEAR 2000

The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian--are updating their computer systems to process date-related information properly following the turn of the century. In some cases, testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in the Fund's shareholder reports. If you would like more detailed information visit the Funds' web site at www.dodgeandcox.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

D O D G E & C O X                               D O D G E & C O X
-----------------                               -----------------
  Balanced Fund

                                                  Balanced Fund
                                                 Established 1931

   Investment Managers                          -----------------
       Dodge & Cox
    One Sansome Street                          -----------------
        35th Floor
      San Francisco
 California 94104-4405
      (415) 981-1710

 For Fund literature and
information, please visit the
   Funds' web site at:

   www.dodgeandcox.com

    or write or call:

    Dodge & Cox Funds
         c/o BFDS
      P.O. Box 9051
         Boston
 Massachusetts 02205-9051

      (800) 621-3979
-----------------

This report is submitted
for the general information
of the shareholders of the
Fund. The report is not                      Third Quarter Report
authorized for distribution                   September 30, 1998
to prospective investors
in the Fund unless it is                             1998
accompanied by an effective                    -----------------
prospectus.                                    -----------------
-----------------                              -----------------

Printed on recycled paper.
9/98 BF QR

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund


 To Our Shareholders
--------------------------------------------------------------------------------

 The Dodge & Cox Balanced Fund had a total return of -7.9% for the quarter ended September 30, 1998 and -1.7% for the first nine months of 1998. This result compares with total returns of -4.2% and +7.5% for the Combined Index* over the same respective time periods. Longer-term results of the Fund appear on page three of this report.

 On September 30, 1998, total net assets in the Fund were $5.4 billion. At quarter end, the asset allocation was 56% in stocks, 40% in bonds, and 4% in cash equivalents.

 As can be seen from the results above, this has been a difficult period for the Balanced Fund. Recent months have been a time of unprecedented developments: global economies continue unsettled and the U.S. equity and fixed-income markets have been volatile in the face of this global uncertainty. In this context, returns of the equity portion of the Balanced Fund have been disappointing, especially when compared to the total return of the S&P 500.

 Return Disparities in the S&P 500

 In this environment of continually shifting expectations, it is no surprise that the stock market has been unusually volatile. Furthermore, while the return for the S&P 500 remained positive for the first nine months of the year, strong investment returns were concentrated in a very narrow group of large, high-profile companies. More than ninety percent of the S&P 500's total return came from ten companies alone, which on average had price increases of 74% for the nine month period ended September 30. Most of these companies have two things in common: they are viewed by many investors as relatively "safe" from an economic slowdown, and they already had relatively high valuations even at the start of the year. Conversely, stock prices were weak for a broad number of companies, as the remaining 490 companies in the S&P 500 had an average price decline of about 4% for the same period.

 The slightly negative performance of the Fund this year clearly reflects this disparity in equity investment results. If one did not own the "top ten" stocks, year-to-date portfolio returns were probably disappointing when compared with the S&P 500. Consistent with our longstanding "price-disciplined" approach, we have not invested in higher valuation companies. We continue to be skeptical that these companies can maintain their rapid growth and high profitability to the degree that other investors appear to expect.

 Our Investment Discipline: Staying the Course

 Without doubt, it is in times of uncertainty and pessimism that one can find the bargains that become the critical ingredients to future investment performance. At this time, we believe it is essential to stay with our long-established equity investment philosophy. Using a research-driven approach to stock selection, combined with our longstanding price discipline, Dodge & Cox remains focused on the lower valuation areas of the equity market. We seek to make long-term investments in companies with durable business franchises. We want to invest in a company at a time when its stock price reflects more pessimistic expectations on the part of other investors, but when, based on our independent research, we see the potential for a positive earnings surprise over the next three to four years. In other words, we find opportunity when our long-term outlook for the company is brighter than other investors are willing to acknowledge and incorporate into its stock price. Which are those companies now?

 Current Equity Portfolio Strategy

 A diverse and critical part of the economic landscape consists of basic providers to the global infrastructure, such as industrial commodities, energy and machinery producers. These companies have suffered from the recessions in Asia and the near-term financial impact is real. The companies' stock prices already reflect investor concerns about the prospect of slowing growth and declining earnings. Yet we believe that the depressed valuations of many of these

 * The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Aggregate Bond Index (LBAG).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

--------------------------------------------------------------------------------
 companies now reflect an overly pessimistic view of their long-term profit potential. During 1998, we have gradually increased the Fund's holdings in these industries both adding to existing positions as well as purchasing new commitments. The Fund is invested in companies which are financially strong and dominant in their business sectors companies such as Alcoa, Dow Chemical, Federal Express, Deere and others yet which have relatively low valuations.

 Flight-to-Quality Favors U.S. Treasury Total Returns

 Interest rates fell dramatically in the third quarter, as protracted weakness in many emerging economies raised concern of a slowdown in domestic growth. Investors, perceiving greater uncertainty in corporate earnings and in mortgage prepayments, sought a haven in risk-free U.S. Treasury securities. As a result, the yield on the benchmark 30-year U.S. Treasury fell 66 basis points to 4.97% (one basis point is equal to 1/100 of 1%). Short maturities experienced even sharper declines. Anticipated rate reduction moves by the Federal Reserve helped fuel the drop in short rates, and, in September, the Federal Open Market Committee announced its intention to lower the target Federal Funds rate (the interest rate at which banks lend to each other to meet reserve requirements) by 25 basis points to 5.25%.

 On an absolute basis, the Fund benefited from the decline in rates; however, performance of the fixed-income portfolio modestly lagged that of the LBAG due to the Fund's overweight positions in non-Treasury sectors of the market, including corporate and mortgage-backed securities. To illustrate the disparity between sector returns, the Lehman Brothers Treasury Index returned 5.7% for the third quarter, while the Corporate Index returned 3.6% and the Mortgage Index returned 2.6%. The Fund's slightly lower sensitivity to interest rates, as measured by its duration relative to that of the LBAG, also detracted from relative performance. The fixed income portion of the Fund benefited from a slightly higher yield than the LBAG.

 Maintaining a Long-Term Fixed-Income Perspective

 We continue to believe that the best way to outperform the broad fixed-income market over time is to build a higher-yielding portfolio than the market index. We attempt to do so through careful, independent research of the credit fundamentals and structural characteristics of each investment. A key element of this investing philosophy is the ability to maintain a long-term investment perspective. Price gains or losses can sometimes dominate total return over short time periods (as sector-specific price gains did in the third quarter), yet income and the reinvestment of income are the most important contributors to the total return of fixed-income portfolios over long time periods. Thus, we will continue to overweight the corporate and mortgage-backed sectors relative to the LBAG in our efforts to improve the long-term total return prospects of the fixed-income portion of the Fund.

 Conclusion

 In closing, thank you for your continued investment in the Dodge & Cox Balanced Fund. Our firm has been through similar periods of disappointing equity performance before, most recently 1990 - 1991. Our persistence and patience ultimately benefited our shareholders, creating competitive investment returns in the ensuing years. Of course, there can be no assurance that this will be repeated in the future. Although our convictions are being tested again, we believe that it is more important than ever to maintain our price discipline and long-term, research-based approach.

 Please write or call with your questions and comments.

                                   For the Board of Trustees,

                                   /s/ Harry R. Hagey
                                   ------------------------
 October 30, 1998                  Harry R. Hagey, Chairman

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                                       2

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund

Objective       The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks, preferred stocks and bonds.

                Stocks: The Fund invests in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The Fund will hold no more than 75% of its total assets in stocks.

                Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed-income yield higher than that of the broad bond market. Fixed-income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.

20 Years of Investment Performance                   through September 30, 1998
-------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                                                              Dodge & Cox
                S&P 500                        Combined        Balanced
                 Index        LBAG Index         Index           Fund
                -------       ----------       --------       -----------
9/30/1978       10,000          10,000          10,000          10,000
9/30/1979       11,257          10,369          10,914          11,062
9/30/1980       13,634          10,182          12,212          12,344
9/30/1981       13,237           9,916          11,904          12,062
9/30/1982       14,535          13,408          14,239          14,492
9/30/1983       20,982          15,499          18,832          18,840
9/30/1984       21,978          16,860          20,065          19,344
9/30/1985       25,172          20,572          23,597          23,262
9/30/1986       33,170          24,744          30,066          29,659
9/30/1987       47,581          24,812          37,478          38,501
9/30/1988       41,697          28,111          36,813          36,999
9/30/1989       55,452          31,279          45,648          45,022
9/30/1990       50,325          33,640          44,453          43,367
9/30/1991       66,011          39,023          55,601          54,095
9/30/1992       73,304          43,924          62,163          60,251
9/30/1993       82,823          48,306          69,517          71,536
9/30/1994       85,874          46,746          70,151          73,903
9/30/1995      111,416          53,321          86,484          90,807
9/30/1996      134,061          55,921          98,589         101,775
9/30/1997      188,254          61,367         125,727         131,358
9/30/1998      205,309          68,425         139,095         129,393



Average annual total return for
periods ended September 30, 1998       1 Year   5 Years   10 Years   20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund              -1.53%    12.57%     13.33%     13.65%
Combined Index                         10.63     14.89      14.22      14.07
S&P 500 Index                           9.06     19.91      17.28      16.31
Lehman Brothers Aggregate Bond Index   11.50      7.21       9.30      10.09

The chart covers the period from October 1, 1978 to September 30, 1998. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Stock (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a combined index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of investment grade-rated corporate anD U.S. government fixed-income securities. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income, and unlike fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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                                       3

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund



Fund Information                                              September 30, 1998
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $63.34
Total Net Assets (millions)                                              $5,397
30 Day SEC Yield/1/                                                        3.38%
1997 Expense Ratio                                                         0.55%
1997 Portfolio Turnover                                                      32%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 20 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 12 years.

Asset Allocation
--------------------------------------------------------------------------------
                          [PIE CHART APPEARS HERE]
Bonds:                                                                     40.4%
Stocks:                                                                    56.1%
Short-Term Investments:                                                     3.5%

Stock Portfolio (56.1% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              76
Median Market Capitalization                                        $7.1 billion
Price to Earnings Ratio/2/                                                 17.5x
Price to Book Value                                                         2.5x
Foreign Stocks/3/ (as percentage of Fund)                                     6%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Energy                                                                       6.8
Electronics & Computer                                                       5.4
Banking                                                                      4.6
Consumer Products                                                            3.9
Electric & Gas Utilities                                                     3.6

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Aluminum Co. of America                                                      1.6
General Motors                                                               1.6
Pharmacia & Upjohn                                                           1.6
Union Pacific                                                                1.6
Dow Chemical                                                                 1.3
Amerada Hess                                                                 1.3
Motorola                                                                     1.3
Citicorp                                                                     1.2
FDX Corp.                                                                    1.1
News Corp.                                                                   1.1

Bond Portfolio (40.4% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                              126
Average Quality                                                              AA+
Average Maturity                                                       9.1 years
Effective Duration                                                    4.11 years

Moody's/Standard & Poor's Quality Ratings                              % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       25.2
Aaa/AAA                                                                      1.6
Aa/AA                                                                        1.4
A/A                                                                          7.0
Baa/BBB                                                                      5.2
Ba/BB                                                                        0.0

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          9.1
Federal Agency CMO and REMIC+                                                9.5
Federal Agency Mortgage Pass-Through                                         6.5
Asset-Backed                                                                 1.1
Corporate                                                                   12.4
Foreign (U.S. Dollar-denominated)                                            1.8

+Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit

/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
/3/ All U.S. Dollar-denominated.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund


Portfolio of Investments                                      September 30, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                            54.9%

CONSUMER:                                                                 11.8%
CONSUMER PRODUCTS:                                                         3.9%
        Sony Corp. ADR..................................................   1.0
        Matsushita Electric Industrial Co., Ltd. ADR....................   1.0
        Fort James Corp.................................................   0.9
        Dole Food Co., Inc..............................................   0.5
        Bausch & Lomb, Inc..............................................   0.5

CONSUMER DURABLES:                                                         3.3%
        General Motors Corp.............................................   1.6
        Ford Motor Co...................................................   1.0
        Whirlpool Corp..................................................   0.7

RETAIL AND DISTRIBUTION:                                                   3.2%
        Kmart Corp......................................................   1.1
        Nordstrom, Inc..................................................   0.8
        Genuine Parts Co................................................   0.6
        Dillard's, Inc. Class A.........................................   0.6
        Fleming Cos., Inc...............................................   0.1

MEDIA, PRINTING, AND ENTERTAINMENT:                                        1.4%
        R.R. Donnelley & Sons Co........................................   1.0
        Dow Jones & Co..................................................   0.4

BASIC INDUSTRY:                                                            9.0%
PAPER AND FOREST PRODUCTS:                                                 3.0%
        Weyerhaeuser Co..................................................  1.1
        International Paper Co...........................................  0.9
        Champion International Corp......................................  0.7
        Boise Cascade Corp...............................................  0.3

METALS AND MINING:                                                         2.8%
        Aluminum Co. of America..........................................  1.6
        Rio Tinto Plc....................................................  1.1
        Rio Tinto Limited................................................  0.1

CHEMICALS:                                                                 2.6%
        Dow Chemical Co..................................................  1.3
        Eastman Chemical Co..............................................  0.6
        Nalco Chemical Co................................................  0.4
        Union Carbide Corp...............................................  0.1
        NOVA Corp........................................................  0.1
        Lubrizol Corp....................................................  0.1

GENERAL MANUFACTURING:                                                     0.6%
        Archer Daniels Midland Co........................................  0.6

FINANCE:                                                                   8.1%
BANKING:                                                                   4.6%
        Citicorp.........................................................  1.2
        Golden West Financial Corp.......................................  1.0
        Republic New York Corp...........................................  0.9
        Norwest Corp.....................................................  0.8
        BankAmerica Corp.................................................  0.7

INSURANCE AND FINANCIAL SERVICES:                                          3.5%
        The St. Paul Cos., Inc...........................................  1.0
        Loews Corp.......................................................  1.0
        American Express Co..............................................  0.9
        Chubb Corp.......................................................  0.6

ENERGY:                                                                    6.8%
        Amerada Hess Corp................................................  1.3
        Occidental Petroleum Corp........................................  1.0
        Phillips Petroleum Co............................................  0.9
        Chevron Corp.....................................................  0.9
        Unocal Corp......................................................  0.8
        Union Pacific Resources Group, Inc...............................  0.6
        Royal Dutch Petroleum Co.........................................  0.5
        Baker Hughes, Inc................................................  0.5
        Amoco Corp.......................................................  0.3

ELECTRONICS AND COMPUTER:                                                  5.4%
        Motorola, Inc....................................................  1.3
        Hewlett-Packard Co...............................................  0.9
        Electronic Data Systems..........................................  0.9
        International Business Machines Corp.............................  0.8
        NCR Corp.........................................................  0.7
        National Semiconductor Corp......................................  0.5
        Adobe Systems, Inc...............................................  0.2
        Sybase, Inc......................................................  0.1

ELECTRIC AND GAS UTILITIES:                                                3.6%
        Central & South West Corp........................................  0.9
        Texas Utilities Co...............................................  0.7
        FPL Group, Inc...................................................  0.7
        Wisconsin Energy Corp............................................  0.6
        TransCanada PipeLines Ltd........................................  0.4
        Edison International.............................................  0.3

TRANSPORTATION:                                                            3.5%
        Union Pacific Corp...............................................  1.6
        FDX Corp.........................................................  1.1
        Canadian Pacific Ltd.............................................  0.8

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund


Portfolio of Investments                                      September 30, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund

COMMON STOCKS (Continued)
CAPITAL EQUIPMENT:                                                          3.3%
        Deere & Co........................................................  1.0
        Lockheed Martin Corp..............................................  0.8
        Caterpillar, Inc..................................................  0.8
        Fluor Corp........................................................  0.7

HEALTHCARE AND PHARMACEUTICAL:                                              1.9%
        Pharmacia & Upjohn, Inc...........................................  1.6
        First Health Group Corp...........................................  0.3

DIVERSIFIED TECHNOLOGY:                                                     1.5%
        Xerox Corp........................................................  0.5
        Raychem Corp......................................................  0.4
        Corning, Inc......................................................  0.4
        Unova, Inc........................................................  0.2

PREFERRED STOCKS:                                                           1.2%

CONSUMER:                                                                   1.2%
        News Corp. Ltd., Limited Voting Ordinary Shares ADR...............  1.1
        Kmart Financing I, 7 3/4% Trust Convertible Preferred.............  0.1

BONDS:                                                                     40.4%

U.S. TREASURY AND GOV'T AGENCY:                                             9.1%

FEDERAL AGENCY CMO* AND REMIC**:                                            9.5%

FEDERAL AGENCY MTG PASS-THROUGH:                                            6.5%

ASSET-BACKED SECURITIES:                                                    1.1%
        CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
         Rate Reduction Ctf. 1997-1 A-5 6.25%, 6/25/2004..................  0.7
        CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
         Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008..................  0.4

CORPORATE:                                                                 12.4%
FINANCE:                                                                    6.2%
        Norwest Corp., various securities.................................  1.4
        Golden West Financial, various securities.........................  0.8
        Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007...............  0.8

FINANCE (continued)
        GMAC Put Notes 8.875%, 6/1/2010...................................  0.7
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027......................  0.5
        GMAC Global Notes 6.125%, 1/22/2008...............................  0.4
        Citicorp Capital Trust I 7.933%, 2/15/2027........................  0.4
        BankAmerica Capital II 8.00%, 12/15/2026..........................  0.4
        Safeco Corp. Notes 6.875%, 7/15/2007..............................  0.3
        Hartford Financial Services Group, various securities.............  0.3
        First Nationwide Bank Sub. Debentures 10.00%, 10/1/2006...........  0.1
        CIGNA Corp., various securities...................................  0.1
        Barclays No. American Capital 9.75%, 5/15/2021....................  0.0

INDUSTRIAL:                                                                 5.7%
        Raytheon Co., various securities..................................  1.3
        Lockheed Martin Corp., various securities.........................  1.3
        Dayton Hudson Corp., various securities...........................  1.3
        Time Warner Ent. Sr. Debentures 8.375%, 7/15/2033.................  0.6
        May Department Stores, various securities.........................  0.6
        Walt Disney Co. Debentures 7.55%, 7/15/2093.......................  0.5
        Union Camp Corp. Debentures 9.25%, 2/1/2011.......................  0.1

TRANSPORTATION:                                                             0.5%
        Consolidated Rail Corp., various securities.......................  0.5

UTILITIES:                                                                  0.0%
        Idaho Power Co. 1st Mtge. Bonds 9.50%, 1/1/2021...................  0.0

FOREIGN (U.S. DOLLAR-DENOMINATED):                                          1.8%

CANADIAN CORPORATE:                                                         1.3%
        Hydro-Quebec, various securities..................................  0.9
        Canadian Pacific Ltd. 9.45%, 8/1/2021.............................  0.2
        Canadian National Railway Co. 6.80%, 7/15/2018....................  0.2

INTERNATIONAL AGENCY:                                                       0.5%
        Inter-American Development Bank 7.125%, 3/15/2023.................  0.4
        European Investment Bank 10.125%, 10/1/2000.......................  0.1

SHORT-TERM INVESTMENTS:                                                     2.8%

OTHER ASSETS LESS LIABILITIES:                                              0.7%

TOTAL NET ASSETS:                                                         100.0%

*   CMO: Collateralized Mortgage Obligation
**  REMIC:  Real Estate Mortgage Investment Conduit


--------------------------------------------------------------------------------
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                                       6

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                Balanced Fund


                    General Information
                    ------------------------------------------------------------

Manager             Since 1930, Dodge & Cox has been providing professional
Investment          investment management for individuals, trustees,
                    corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox
                    Balanced Fund, the Dodge & Cox Stock Fund and the Dodge &
                    Cox Income Fund.

No-Load Fund        Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic           Shareholders may make regular monthly or quarterly
Investment Plan     investments of $100 or more through automatic deductions
                    from their bank accounts.

Withdrawal Plan     Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50.

Reinvestment        Shareholders may direct that dividend and capital gains
Plan                distributions be reinvested in additional Fund shares.


                    The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.


--------------------------------------------------------------------------------
                          PREPARING FOR THE YEAR 2000
The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian--are updating their computer systems to process date-related information properly following the turn of the century. In some cases, testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in the Fund's shareholder reports. If you would like more detailed information visit the Funds' web site at www.dodgeandcox.com.
--------------------------------------------------------------------------------


The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

D O D G E & C O X                               D O D G E & C O X
-----------------                               -----------------
  Income Fund

                                                  Income Fund
                                                Established 1989
  Investment Managers
      Dodge & Cox                               -----------------
  One Sansome Street
      35th Floor                                -----------------
     San Francisco
 California 94104-4405
   (415) 981-1710


For Fund literature and
information, please visit the
Funds' web site at:

   www.dodgeandcox.com

    or write or call:

    Dodge & Cox Funds
        c/o BFDS
     P.O. Box 9051
         Boston
 Massachusetts 02205-9051
     (800) 621-3979
-----------------

   This report is submitted
for the general information
of the shareholders of the                    Third Quarter Report
Fund. The report is not                        September 30, 1998
authorized for distribution
to prospective investors                              1998
in the Fund unless it is
accompanied by an effective                     -----------------
prospectus.                                     -----------------
-----------------                               -----------------

Printed on recycled paper.
9/98 IF QR

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund


To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund earned a total return of 3.1% for the quarter ended September 30, 1998 and 7.1% for the first nine months of 1998. This compared to total returns of 4.2% and 8.3%, respectively, for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment grade bonds. Average annual returns for longer time periods are summarized on page three of this report. On September 30, total net assets in the Fund were $928 million.

Interest Rates Fall Amid Continued Weakness in Foreign Markets

Interest rates fell dramatically in the third quarter as protracted weakness in many emerging economies raised concern of a slowdown in domestic growth. Investors, perceiving greater uncertainty in corporate earnings and in mortgage prepayments, sought a haven in risk-free U.S. Treasury securities. As a result, the yield on the benchmark 30-year U.S. Treasury fell 66 basis points (one basis point is equal to 1/100 of 1%) to 4.97%. Short maturities experienced even sharper declines: yields on benchmark two-year and five-year U.S. Treasuries fell 121 basis points and 124 basis points respectively, ending the quarter at 4.27% and 4.22%. Anticipated rate reduction moves by the Federal Reserve helped fuel the drop in short rates, and, in September, the Federal Open Market Committee announced its intention to lower the target Federal Funds rate (the interest rate at which banks lend to each other to meet reserve requirements) by 25 basis points to 5.25%.

On an absolute basis, the Fund benefited from the decline in rates; performance, however, lagged that of the LBAG due to the Fund's overweight positions in non-Treasury sectors of the market, including corporate and mortgage-backed securities. To illustrate the disparity between sector returns, the Lehman Brothers Treasury Index returned 5.7% for the third quarter, while the Corporate Index returned 3.6% and the Mortgage Index returned 2.6%. The Fund's slightly lower sensitivity to interest rates, as measured by its duration relative to that of the LBAG, also detracted from relative performance. The Fund benefited from a slightly higher yield than that of the LBAG.

Flight-to-Quality Favors U.S. Treasury Total Returns

With many investors focused on developments in troubled Asian economies, Russia shocked financial markets in August by announcing its intention to reschedule over $40 billion in ruble-denominated debt. The default provoked renewed fears of global financial crisis, fostering concern that weakness abroad could penetrate U.S. markets and cause a slowdown in domestic economic growth. Capital markets responded swiftly; investors, perceiving generally higher levels of risk, sold or avoided risk-bearing investments they might previously have purchased or continued to hold. The "flight-to-quality" that ensued, and the premium placed on liquidity, fueled a rapid decline in Treasury yields (and an accompanying increase in Treasury prices) that left all other sectors of the U.S. bond market behind. Yield premiums rose significantly on securities as diverse as investment-grade corporate bonds, Federal Agency mortgage-backed securities, Federal Agency debentures and high-yield debt.

The negative impact on corporate securities was due in part to increased uncertainty about future corporate earnings. Heightened concern about foreign market exposure and the potential for slower domestic growth led to higher corporate yield premiums, with finance, lower-rated, and foreign issues most severely affected. Mortgage-backed securities also lagged Treasuries as the significant decline in interest rates raised prepayment fears. Faster prepayments would have a negative impact on total return in a declining interest rate environment, since investors would be required to reinvest increased principal cash flows at lower yields. Yield premiums for the sector widened quickly and dramatically, affecting all mortgage-related securities to some degree.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Income Fund

--------------------------------------------------------------------------------
Importance of Maintaining a Long-Term Investment Perspective

We continue to believe that the best way to outperform the broad fixed-income market over time is to build a higher-yielding portfolio than the market index. We attempt to do so through careful, independent research of the credit fundamentals and structural characteristics of each investment. A key element of this investing philosophy is the ability to maintain a long-term investment perspective. Price gains or losses can sometimes dominate total return over short time periods (as sector-specific price gains did in the third quarter), income and the reinvestment of income are the most important contributors to the total return of fixed-income portfolios over long time periods. Thus, we will continue to overweight the corporate and mortgage-backed sectors relative to the LBAG in our efforts to improve the long-term total return prospects of the Fund.

In the context of this strategy, we view the recent widening of yield premiums as an opportunity to enhance the income component of the Fund's total return relative to the LBAG and thus benefit relative performance over the long term. For example, in August, we added $8.0 million par value to an existing position of Time Warner Entertainment senior debentures due July 15, 2033 at a yield of 7.33%, a yield premium of 192 basis points over a thirty-year maturity U.S. Treasury. As recently as July 31, 1998, these securities were bid at a yield premium of 137 basis points. In September, we purchased $6.45 million of Union Pacific Equipment Trust 98-B Certificates due January 2, 2019. These securities were purchased at a yield of 6.85%, or 207 basis points higher than that of a comparable Treasury.

In Closing

Despite the short-term impact of strong Treasury demand on relative sector performance, we remain committed to our long-term strategy for the Fund. We continue to believe that overweighting the corporate and mortgage-backed sectors through a process of independent fundamental research will offer fixed-income investors an opportunity to outperform the market over the long term.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                   /s/ A. Horton Shapiro
------------------------------       -------------------------------------------
Harry R. Hagey, Chairman             A. Horton Shapiro, Executive Vice President

October 30, 1998


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                             D o d g e  &  C o x
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                                 Income Fund


Objective        The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by investing in a diversified portfolio of primarily high-quality bonds and other fixed-income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed-income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


Investment Performance Since Inception                through September 30, 1998
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                           Dodge & Cox        LBAG
                           Income Fund       Index
                           -----------       ------
01/01/1989                   10,000          10,000
12/31/1989                   11,411          11,455
12/31/1990                   12,256          12,482
12/31/1991                   14,451          14,479
12/31/1992                   15,581          15,550
12/31/1993                   17,350          17,067
12/31/1994                   16,848          16,568
12/31/1995                   20,252          19,630
12/31/1996                   20,988          20,339
12/31/1997                   23,088          22,308
09/30/1998                   24,731          24,162

Average annual total return for periods                                     9.75 Years
ended September 30, 1998                        1 Year       5 Years    (Since Inception)
----------------------------------------------------------------------------------------
Dodge & Cox Income Fund                          10.45%        7.31%          9.73%
Lehman Brothers Aggregate Bond Index             11.50         7.21           9.47

The chart covers the period from January 1, 1989 to September 30, 1998. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The LBAG Index is a broad-based unmanaged measure of investment grade-rated corporate and U.S. Government fixed-income securities. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.


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                                 Income Fund


Fund Information                                              September 30, 1998
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                         $12.34
Total Net Assets (millions)                                       $  928
1997 Expense Ratio                                                  0.49%
1997 Portfolio Turnover                                               28%
30 Day SEC Yield*                                                   5.63%
Fund Inception Date                                                 1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Strategy Committee, whose ten members' average tenure at Dodge & Cox is 12 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 20 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Bonds:                                                              96.4%
Short-Term Investments:                                              3.6%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                      100
Average Quality                                                      AA+
Average Maturity                                               9.7 years
Effective Duration                                            4.04 years

Sector Breakdown                                                  % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                 22.4
Federal Agency CMO and REMIC+                                       19.9
Federal Agency Mortgage Pass-Through                                18.7
Asset-Backed                                                         1.9
Corporate                                                           28.9
Foreign (U.S. Dollar-denominated)                                    4.6
Short-Term Investments                                               3.6

     +Collateralized Mortgage Obligation and
      Real Estate Mortgage Investment Conduit

Moody's/Standard & Poor's
Quality Ratings                                                   % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                               60.9
Aaa/AAA                                                              3.5
Aa/AA                                                                2.9
A/A                                                                 17.3
Baa/BBB                                                             11.8
Ba/BB                                                                0.0
Short-Term Investments                                               3.6

Maturity Breakdown                                                % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                               11.9
1-5                                                                 45.1
5-10                                                                18.6
10-15                                                                3.5
15-20                                                                2.6
20-25                                                                9.1
25 and Over                                                          9.2

* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

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                                 Income Fund

Portfolio of Investments                                      September 30, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
BONDS:                                                               96.4%
U.S. TREASURY AND GOV'T AGENCY:                                      22.4%

FEDERAL AGENCY CMO* AND REMIC**:                                     19.9%

FEDERAL AGENCY MTG. PASS-THROUGH:                                    18.7%

ASSET-BACKED SECURITIES:                                              1.9%
  CA Infrastructure and Econ. Dev. Bank SP Trust PGE-1
   Rate Reduction Cft. 1997-1 A-7 6.42%, 9/25/2008..................  1.1
  CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
   Rate Reduction Cft. 1997-1 A-2 6.14%, 3/25/2002..................  0.8

CORPORATE:                                                           28.9%
INDUSTRIAL:                                                          13.2%
  Raytheon Co., various securities..................................  2.6
  Lockheed Martin Corp., various securities.........................  2.4
  Dayton Hudson Corp., various securities...........................  2.4
  Time Warner Entertainment Sr. Debentures 8.375%, 7/15/2033........  2.1
  Walt Disney Co. Debentures 7.55%, 7/15/2093.......................  1.9
  May Department Stores, various securities.........................  1.5
  Union Camp Corp. Debentures 9.25%, 2/1/2011.......................  0.3

FINANCE:                                                             11.6%
  Norwest Corp., various securities.................................  2.7
  Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007...............  2.4
  GMAC Put Notes 8.875%, 6/1/2010...................................  1.9
  Hartford Financial Services Group, various securities.............  1.6
  J.P. Morgan Capital Trust I 7.54%, 1/15/2027......................  0.7
  BankAmerica Capital II 8.00%, 12/15/2026..........................  0.7
  Citicorp Capital Trust I 7.933%, 2/15/2027........................  0.6
  First Nationwide Bank Sub. Debentures 10.00%, 10/1/2006...........  0.5
  Citicorp Capital Trust II 8.015%, 2/15/2027.......................  0.2
  Barclays No. American Capital 9.75%, 5/15/2021....................  0.2
  CIGNA Corp. 7.65%, 3/1/2023.......................................  0.1

TRANSPORTATION:                                                       3.9%
  Union Pacific Corp., various securities...........................  2.9
  Consolidated Rail Corp. 9.75%, 6/15/2020..........................  0.8
  Seaboard Coast Line Railroad Equip. Tr. 11.25%, 3/1/1999..........  0.1
  Norfolk & Western Railroad Equip. Tr. 10.125%, 7/1/2000...........  0.1

UTILITIES:                                                            0.2%
  Idaho Power Co. 1st Mtge. Bonds 9.50%, 1/1/2021...................  0.2

FOREIGN (U.S. DOLLAR-DENOMINATED):                                    4.6%

CANADIAN CORPORATE:                                                   3.1%
  Hydro-Quebec, various securities..................................  2.1
  Canadian Pacific Ltd. 9.45%, 8/1/2021.............................  1.0

INTERNATIONAL AGENCY:                                                 1.5%
  Inter-American Development Bank 7.125%, 3/15/2023.................  1.0
  European Investment Bank 10.125%, 10/1/2000.......................  0.5

SHORT-TERM INVESTMENTS:                                               2.3%

OTHER ASSETS LESS LIABILITIES:                                        1.3%

TOTAL NET ASSETS:                                                   100.0%

 *  CMO: Collateralized Mortgage Obligation
 ** REMIC:  Real Estate Mortgage Investment Conduit

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                 General Information
                 ---------------------------------------------------------------

Investment       Since 1930, Dodge & Cox has been providing professional
Manager          investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                 Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge &
                 Cox Balanced Fund and the Dodge & Cox Stock Fund.

No-Load Fund     Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic        Shareholders may make regular monthly or quarterly investments
Investment Plan  of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan  Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50.

Reinvestment     Shareholders may direct that dividend and capital gains
Plan             distributions be reinvested in additional Fund shares.

                 The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.


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                         PREPARING FOR THE YEAR 2000

The Fund's key service providers--Dodge & Cox, the investment manager; Boston Financial Data Services Inc., the transfer agent; and State Street Bank and Trust Company, the custodian--are updating their computer systems to process date-related information properly following the turn of the century. In some cases, testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in the Fund's shareholder reports. If you would like more detailed information visit the Funds' web site at www.dodgeandcox.com.
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